UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 17, 2019

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 300, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hyster-Yale Materials Handling, Inc. (the "Company") held its Annual Meeting of Stockholders on May 17, 2019.

The stockholders elected the following ten nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTE FOR	VOTE AGAINST	VOTE WITHHELD	BROKER NON-VOTES
James B. Bemowski	47,816,036	53,730	14,926	760,714
J.C. Butler, Jr.	46,723,752	1,146,151	14,789	760,714
Carolyn Corvi	47,816,341	53,209	15,142	760,714
John P. Jumper	47,088,027	781,159	15,506	760,714
Dennis W. LaBarre	46,757,455	1,105,974	21,263	760,714
H. Vincent Poor	47,169,259	699,104	16,329	760,714
Alfred M. Rankin, Jr.	47,418,289	450,831	15,572	760,714
Claiborne R. Rankin	47,453,242	415,306	16,144	760,714
Britton T. Taplin	47,425,048	439,127	20,517	760,714
Eugene Wong	47,809,079	54,513	21,100	760,714
John M. Stropki, who had been included in the Company's proxy statement for election to the Board of Directors, passed away prior to the Annual Meeting of Stockholders and, as a result, his nomination was not submitted for consideration at the meeting.

The stockholders approved, on an advisory basis, the Company's named executive officer compensation:

For	47,597,110
Against	241,396
Abstain	46,186
Broker non-votes	760,714

The stockholders approved, on an advisory basis, future advisory votes to approve the Company's named executive officer compensation every year:

1 Year	45,475,104
2 Years	25,943
3 Years	2,366,271
Abstain	17,374
Broker non-votes	760,714

The stockholders approved the Hyster-Yale Materials Handling, Inc. Non-Employee Directors' Equity Compensation Plan (As Amended and Restated Effective May 17, 2019):

For	47,499,223
Against	370,468
Abstain	15,001
Broker non-votes	760,714

The stockholders confirmed the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the current fiscal year:

For	48,561,798
Against	76,564
Abstain	7,044

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 22, 2019		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Senior Vice President, General Counsel and Secretary